UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8–K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 7, 2011
Date of Report (Date of earliest event reported)

The St. Joe Company
(Exact Name of Registrant as Specified in its Charter)

Florida	1-10466	59-0432511

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

133 South WaterSound Parkway
WaterSound, FL	32413
(Address of Principal Executive Offices)	(Zip Code)
(850) 588-2250
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-3.1
EX-10.1
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of 2011 Short-Term Incentive Plan
On February 7, 2011, the Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of The St. Joe Company, a Florida corporation (“St. Joe” or the “Company”), adopted the 2011 Short-Term Incentive Plan (the “2011 Plan”) and designated target awards (calculated as a percentage of base salary) for each of Wm. Britton Greene, President and Chief Executive Officer, and William S. McCalmont, Executive Vice President and Chief Financial Officer. The target award percentages are 100% for Mr. Greene and 75% for Mr. McCalmont. The possible payouts under the 2011 Plan range from 0% to 100% of these target awards based upon achievement of the Company’s performance goals and the Compensation Committee’s discretion. The Compensation Committee, in its discretion, may pay more than 100% for exceptional performance.
For the 2011 Plan, the Compensation Committee established performance goals based on four components of Company performance:
(1) Achieve the 2011 revenue plan and maintain a strong liquidity position;

(2) Advance economic development in West Bay and the region;
(3) Drive residential builder programs and control project costs; and

(4) Enhance forestry operations to generate additional revenue and contribution by year end 2011.
The Compensation Committee will have complete discretion over the weighting and determination of relative achievement of the goals based on the Compensation Committee’s qualitative assessment of Company performance for 2011. The Compensation Committee will determine the actual awards under the 2011 Plan during the first quarter of 2012.
The foregoing description of the 2011 Plan is not intended to be complete and is qualified in its entirety by reference to the complete text of the 2011 Plan, a copy of which is filed as Exhibit 10.1 hereto and which is incorporated by reference herein.
Awards of Restricted Stock
On February 7, 2011, the Compensation Committee awarded shares of restricted stock with performance-based vesting conditions to members of management, including an award of 45,226 shares to Mr. Greene and 17,462 shares to Mr. McCalmont.
The vesting of these shares will be based on the performance of the Company’s stock price from February 7, 2011 through January 31, 2014. The total shareholder return of the Company’s stock during the performance period will be measured and compared to the total shareholder return of the companies within the S&P 500 Index (weighted at 40%) and a selected peer group of real estate related companies (weighted at 60%).
On February 7, 2011, the Compensation Committee approved an amendment to the Form of Restricted Stock Agreement for performance-based awards. A copy of the Form of Restricted Stock Agreement for performance-based awards was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2010 and is incorporated by reference herein. The amendment changes the methodology for measuring the ending price used to determine total shareholder return during the performance period. The ending price was changed from the average of the ten days prior to the end of the performance period, to the average of the thirty-six month-end closing prices during the performance period. The amendment also modifies how granted but unvested performance vesting restricted shares are treated upon a change in control. The new language provides that the better of target or actual performance through the change in control date will determine the vesting of shares, rather than an immediate acceleration of vesting of all granted shares.

On February 7, 2011, the Compensation Committee also awarded shares of restricted stock with time-based vesting to members of management, including an award of 22,613 shares to Mr. Greene and 8,731 shares to Mr. McCalmont. All of these shares will vest in equal installments over four years.
A copy of the Form of Restricted Stock Agreement for time-based awards was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 12, 2010 and is incorporated by reference herein.
The Restricted Stock Agreements for the awards contain provisions regarding, among other matters, the forfeiture of shares, accelerated vesting of shares, the possible receipt of a cash payment in certain events, transfer restrictions and certain shareholder rights. All of these terms are consistent with the provisions of the Company’s 2009 Equity Incentive Plan described in the Company’s Proxy Statement on Schedule 14A filed on March 29, 2010, which description is incorporated by reference herein.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 8, 2011, the Board, acting upon the recommendation of the Governance and Nominating Committee, unanimously adopted Amended and Restated Bylaws (the “Amended and Restated Bylaws”), which amend and restate in their entirety St. Joe’s former Amended and Restated Bylaws, adopted on December 14, 2004 and amended on May 11, 2010 (the “Former Bylaws”). The Amended and Restated Bylaws became effective immediately upon their adoption by the Board. The Former Bylaws were either substantially revised, reworded or reordered or new provisions were adopted to reflect current practices of public companies and with respect to Florida law, including the Florida Business Corporation Act (the “Florida Act”), as well as to enhance the readability of the Former Bylaws and to clarify certain provisions of the Former Bylaws. The following is a summary of the Amended and Restated Bylaws and the changes to the Former Bylaws. Such summary is not intended to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 hereto and which is incorporated by reference herein.
Article I. Offices
     This article was added to indicate the parameters within which the Board determines the location of the corporate offices.
Article II. Meetings of Shareholders
     Section 1. Place of Meetings. This section consolidates separate provisions contained in Article II, 1(a) and Article II, 2 of the Former Bylaws regarding the locations of special and annual meetings of shareholders (each of which permits the Board to determine the location) into one provision.
     Section 2. Annual Meetings. This section replaces Article II, Section 1 of the Former Bylaws and, among other changes (including elimination of the requirement that the annual meeting be held in May of each year), enhances the procedures for shareholders to propose business at annual meetings. The deadline for shareholder proposals (other than proposals made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”)) is changed from the Former Bylaws. To be timely, a shareholder’s notice of proposal must be received by the Company not less than 100 (instead of 120) days nor more than 120 (instead of 150) days prior to the one-year anniversary of the preceding year’s annual meeting. This section further requires a shareholder’s notice to provide detail with respect to the nature of the shareholder’s equity ownership and the business proposed to be conducted at the annual meeting. In addition to disclosing the name and address of, and the class or series and number of shares of the Company that are beneficially owned by the proposing shareholder, the notice must include a description of (i) any derivative, swap or other transaction engaged in by the shareholder the purpose or effect of which is to give the shareholder economic risk similar to the ownership of shares of any class or series of the Company, (ii) any proxy, agreement or relationship that confers a right to vote any shares of the Company, (iii) any agreement or relationship engaged in to increase or decrease the level of risk to, or the voting power of, the proposing shareholder with respect to the shares of the Company, (iv) any rights to dividends on the Company’s shares that are separated or separable from the underlying shares, (v) any performance-related fees the proposing shareholder is entitled to based on the increase or decrease in the value of any shares of the Company, and (vi) any other information relating to the proposing shareholder that would be required to be disclosed in a proxy statement filed under Section 14 of the Exchange Act. For each item of business, the proposing shareholder is required to provide a brief description of the proposed business, including the reasons for conducting the business and any material interest which a proposing person may have in the business, including a reasonably detailed description of all agreements, arrangements and understandings between the proposing shareholder and other shareholders of the Company in connection with the proposed business. This section further requires that a shareholder’s proposal be updated and supplemented, if necessary, so as to be accurate as of the record date and as of the date that is ten business days prior to the meeting date or any adjournment thereof. This section does not apply to any proposal made pursuant to Rule 14a-8 under the Exchange Act.
     Section 3. Special Meetings. This section replaces Article II, Section 2 of the Former Bylaws and provides procedures for requesting a record date for shareholders who seek to call a special meeting and includes advance notice provisions with respect to business proposed to be conducted at a special meeting. This section does not change the ability of certain persons to call special meetings of the shareholders from time to time, including the Chairman of the Board, the Board, or shareholders holding not less than 30% of the voting power of the Company’s issued and outstanding shares. This section mandates that any shareholder who seeks to call a special meeting is first required to request that the Board fix a record date for the purpose of determining the shareholders entitled to demand that the Company call a special meeting. Under this section, a shareholder requesting a special meeting must set forth his, her or its request in writing. This requesting shareholder’s written request must include disclosures similar to those required under the advance notice provisions for annual meetings, including material information about the security ownership, economic, voting and other interests of the shareholder seeking to call a special meeting. In addition, a shareholder’s request must include, among other requirements, a brief description of the business to be brought before the meeting, the reasons for conducting such business at the meeting and a detailed description of all agreements, arrangements and understanding between the requesting shareholder or shareholders and any other person or entity in connection with the proposal of such business. If directors are proposed to be elected at the special meeting, nominee information for each person expected to be nominated by the requesting shareholder is also required to be included in the written request. Within 20 days after receipt of a request in proper form to fix a record date, the Board may fix the record date and if the Board fails to fix a record date the record date is the 20th day after the Company receives the request. After the record date is set, a special meeting may be called at the request of shareholders holding not less than 30% of the voting power of the outstanding shares of the Company’s issued and outstanding stock. To be timely, this shareholder request must be received by the Company no later than the 60th day after the record date. To be in proper form, the shareholder request must set forth (i) the business proposed to be conducted at the special meeting or the proposed election of directors at the special meeting, (ii) the text of the proposal or business and (iii) with respect to any shareholder submitting a demand for a special meeting by way of a solicitation statement filed on Schedule 14A, the more detailed economic, voting and other information required of a shareholder requesting the Board to fix a record date. Under this section, the Company is not required to call a special meeting if the items of business proposed to be considered at the special meeting are substantially similar to an item of business already presented in the past year to the shareholders. This section further requires that a shareholder’s proposal be updated and supplemented, if necessary, so as to be accurate as of the record date and as of the date that is ten business days prior to the meeting date or any adjournment thereof.
     Section 4. Notice of Meeting. This section replaces Article II, Section 3 of the Former Bylaws with a more expansive description of notice, including provisions specifying when notice of an annual or special meeting of shareholders is deemed delivered if sent by electronic means, and provisions regarding notice requirements to shareholders in the case of adjournment or undeliverable mail.
     Section 5. Waiver of Notice. This section is added to create a standalone waiver of notice provision, to add a requirement that waivers be signed writings, and to specify grounds upon which shareholder attendance at a meeting in person or by proxy constitutes waiver.
     Section 6. Record Date. This section is added to indicate the parameters within which the Board may fix the record date (not more than 70 days before the meeting or action requiring a determination of shareholders), and to add provisions regarding the fixing of a record date in the case of adjournment or share dividends.
     Section 7. Quorum. This section replaces Article II, Section 4 of the Former Bylaws and further clarifies the quorum requirement.

     Section 8. Proxies. This section is added to set forth the procedures for the appointment of shareholder proxies under the Florida Act.
     Section 9. Advance Notice of Nominations for Election of Directors at a Meeting. This section replaces Article III, Section 10 of the Former Bylaws and provides the exclusive procedures for shareholder nomination of directors. A shareholder of record is entitled to nominate director candidates for election to the Board at an annual or a special meeting of shareholders if such shareholder provides timely written notice in proper form. To be timely, (i) in the case of an annual meeting, the shareholder’s notice for nominations must be received by the Company in accordance with the procedures for submitting business to an annual meeting, and (ii) in the case of a special meeting, the shareholder’s notice for nominations must be received by the Company not earlier than the 120th day prior to such special meeting and not later than the 90th prior to such special meeting or, if later, the tenth day following the date on which public disclosure of the special meeting date is first made. To be in proper form, any shareholder submitting a director nomination is required to disclose, (i) the class and number of shares owned, (ii) any derivative, swap or other transaction which gives that party economic risk similar to ownership in the Company, (iii) any proxy, agreement or relationship that confers a right to vote any shares of the Company, (iv) any agreement or relationship engaged in to increase or decrease the level of risk to, or the voting power of, the proposing shareholder with respect to the shares of the Company, (v) any rights to dividends on the Company’s shares that are separated or separable from the underlying shares, (vi) any performance-related fees the proposing persons are entitled to based on the increase or decrease in the value of any shares of the Company and (vii) any other information relating to the proposing shareholder that would be required to be disclosed in a proxy statement filed under Section 14 of the Exchange Act. This section further requires disclosure of certain financial and other relationships between the between the proposing shareholder and his, her or its director nominees. This section also requires disclosure of the same information about a proposed director nominee that would be required if the director nominee were submitting a proposal.
     Section 10. Conduct of Meetings. This section is added to indicate that rules, regulations and procedures for the conduct of shareholder meetings may be adopted by the Board or prescribed by the chairman of each shareholder meeting, and to indicate that meetings may be held by remote communication if authorized by the Board.
     Section 11. Organization of Meetings. This section is added to set forth the procedures for selecting the chairman of each meeting.
     Section 12. Voting of Shares. This section is added to set forth the voting standards for the Company’s outstanding shares under the Florida Act and the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles”).
     Section 13. Voting Lists. This section is added to set forth the requirements of the Company to prepare, and make available, shareholder lists.
     Section 14. Shareholder Action by Written Consent Without a Meeting. This section replaces Article II, Section 5 and provides procedures for shareholders to request the Board to fix a record date to determine the shareholders entitled to act by written consent. Shareholders are entitled to act without a meeting if consents in writing, setting forth the action taken, are signed by holders of record of outstanding shares of the Company having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. This section requires that a shareholder request that the Board fix a record date to determine the shareholders entitled to act by written consent and clarifies the timing for a shareholder to request the record date. Specifically, the Board is permitted to set a record date within 20 days after receiving a shareholder’s request, and the record date will not be more than 20 days after the Board acts. If the Board fails to set a date, the record date will be the first date after the expiration of such 20 day time period, on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company. This section further requires disclosures regarding the shareholder making a request for a record date to act by written consent (and related parties) similar to those required under the advance notice provisions for annual meetings. As with the advance notice provisions, these expanded disclosures will provide the Company and the shareholders with material information about the economic, voting and other interests of the shareholder seeking to act by written consent, as well as requiring disclosures of financial and other relationships between the requesting shareholder and its directors nominees, if applicable, substantially similar to those that would be required under

Schedule 14A of the Exchange Act if the requesting shareholder were the Company. A shareholder’s request is required to include a reasonably detailed description of the action proposed to be taken by written consent in lieu of a meeting and all agreements, arrangements and understandings between the shareholder proposing to take such action (and related parties) and any other person or entity in connection with the request for the proposed action.
Article III. Directors
     Section 1. Function. This section is added to separately address the function of the Board under the Florida Act.
     Section 2. Qualifications. This section is added to set forth the qualifications to be a director under the Florida Act.
     Section 3. Compensation of Directors. This section is added to describe the authority of the Board to fix the compensation of, and reimburse expenses to, its members in connection with their services as directors and otherwise.
     Section 4. Duties of Directors. This section is added to describe the type of information upon which directors may rely and consider in performing their duties under the Florida Act.
     Section 5. Number and Term. This section is added to separately address the number and term for directors (a director’s term expires at the next annual meeting of shareholders following his or her election or until his or her successor is elected or qualified).
     Section 6. Removal. This section is added to describe the procedures for director removal under the Florida Act.
     Section 7. Resignation. This section is added to describe the procedures for director resignation under the Florida Act.
     Section 8. Vacancies. This section replaces Article III, Section 2 of the Former Bylaws and additionally provides that a director vacancy may be filled by the shareholders. The Former Bylaws provided that only the affirmative vote of a majority of the remaining directors could fill a director vacancy.
     Section 9. Quorum and Voting. This section replaces Article III, Section 7 of the Former Bylaws, expands the description of quorum for director meetings and adds a provision regarding director voting.
     Section 10. Director Conflicts of Interest. This section adds provisions regarding conflicts of interest transactions involving the Company and its management, including provisions permitting fully disclosed transactions, fair and reasonable transactions and ratification of interested transactions by a majority of the disinterested directors.
     Section 11. Committees. This section replaces Article III, Section 6 of the Former Bylaws and makes conforming changes to be consistent with the Florida Act. As amended, each of the Company’s committees may be comprised of two or more members. The Former Bylaws required the Company’s committees to have at least three members.
     Section 12. Place of Meetings. This section consolidates portions of Article III, Section 4 and Article III, Section 5 of the Former Bylaws regarding the locations of regular and special meetings of Board into one provision.
     Section 13. Time, Notice and Call of Meetings. This section revises Article III, Section 4 and Article III, Section 5 of the Former Bylaws in part by conforming the provisions that address the time, notice and call of meetings to the requirements of the Florida Act.
     Section 14. Waiver of Notice. This section replaces Article III, Section 5 of the Former Bylaws in part by creating a new provision that separately addresses waiver of notice as provided under the Florida Act.

     Section 15. Conduct of Meetings. This section is added to set forth the procedures for conducting Board meetings, including the appointment of a Lead Director to preside at executive sessions of the Board. This section also provides for the conduct of Board meetings by remote communications in conformity with the Florida Act.
     Section 16. Action Without a Meeting. This section is added to expressly authorize actions by the Board without a meeting consistent with the Florida Act.
     Section 17. The Chairman of the Board of Directors. This section replaces Article III, Section 3 and Article IV, Section 2 of the Former Bylaws and, among other changes, provides procedures for the election of the Chairman of the Board. The express language stating that the Chairman will be considered an officer of the Company is no longer included.
     Section 18. Lead Director. This section is added to authorize the Board to assign duties to the Lead Director, in addition to presiding at executive sessions of the Board, if such Lead Director is appointed.
Article IV. Officers
     Section 1. Number. This section replaces Article IV, Section 1 of the Former Bylaws in substantial part and restates the titles of the Company’s principal officers and other officers. The principal officers of the Company are now designated to be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer. The titles Chief Operating Officer and Controller are no longer specifically set forth in the Amended and Restated Bylaws.
     Section 2. Appointment and Term of Office. This section is added to address the appointment of, and terms for, officers (each officer will hold office until his or her successor will have been duly appointed or until his or her prior death, resignation or removal).
     Section 3. Removal. This section replaces Article IV, Section 8 of the Former Bylaws and provides for officer removal procedures in conformity with the Florida Act.
     Section 4. Resignation. This section is added to provide officer resignation procedures in conformity with the Florida Act.
     Section 5. Vacancies. This section is added to provide appointment procedures in case of an officer vacancy.
     Section 6. Chief Executive Officer. This section replaces Article IV, Section 2 of the Former Bylaws, expands the role of the Chief Executive Officer and allows for the separation of Chairman of the Board and Chief Executive Officer.
     Section 7. President. Among other changes to conform to the Company’s revised officer structure, this section replaces Article IV, Section 3 of the Former Bylaws and changes the President’s role from surrogate to the Chairman of the Board to surrogate to the Chief Executive Officer.
     Section 8. Vice Presidents. This section replaces Article IV, Section 4 of the Former Bylaws to conform to the newly described officer roles set forth in the Amended and Restated Bylaws.
     Section 9. Secretary. This section replaces Article IV, Section 5 of the Former Bylaws to conform to the newly described officer roles set forth in the Amended and Restated Bylaws.
     Section 10. Treasurer. This section replaces Article IV, Section 6 of the Former Bylaws to conform to the newly described officer roles set forth in the Amended and Restated Bylaws.
     Section 11. Assistant Secretaries and Assistant Treasurers. This section replaces Article IV, Section 5 of the Former Bylaws to conform to the newly described officer roles set forth in the Amended and Restated Bylaws.

     Section 12. Other Officers, Assistants and Acting Officers. This section replaces Article IV, Section 9 of the Former Bylaws to conform to the newly described officer roles set forth in the Amended and Restated Bylaws.
     Section 13. Compensation. This section replaces Article IV, Section 1 of the Former Bylaws in part to separately address the determination of compensation of officers.
     Section 14. Signing Checks and Other Instruments. This section is added to include provisions regarding corporate signing authority.
     Section 15. Voting Shares in Other Corporations. This section is added to include provisions regarding the voting of shares in other corporations held by the Company.
Article V. Stock Certificates
     Section 1. Issuance. This section is added to include provisions regarding the issuance of shares in conformity with the Florida Act.
     Section 2. Form. This section replaces Article I, Section 1 of the Former Bylaws and provides for an expanded description of the form of stock certificates and uncertificated shares.
     Section 3. Lost, Stolen, or Destroyed Certificates. This section is added to include procedures regarding lost, stolen or destroyed stock certificates.
     Section 4. Stock Transfers. This section replaces Article I, Section 2 of the Former Bylaws and provides for an expanded description of the transfer of stock certificates and includes transfers of uncertificated shares.
Article VI. Indemnification
     Section 1. Obligation to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. This section replaces and expands upon Article III, Section 8 of the Former Bylaws by requiring the Company to indemnify its directors, officers and key employees to the fullest extent permitted by law in actions, suits or proceedings other than those by or in the right of the Company. To be entitled to indemnification, the director, officer or key employee seeking indemnification must have acted in good faith, in the (or not opposed to the) best interests of the Company and with no reasonable cause to believe his or her conduct was unlawful. These conditions to indemnification, among other additions, were not included in Article III, Section 8 of the Former Bylaws.
     Section 2. Obligation to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. This section is added to provide for indemnification under similar conditions as set forth in Section 1 in actions, suits or proceedings by or in the right of the Company.
     Section 3. Successful Defense of Proceedings. This section is added to provide for the reimbursement of expenses incurred by a director, officer or key employee in his or her defense of a claim covered by Sections 1 or 2.
     Section 4. Expenses Payable in Advance. This section is added to provide for the advancement of certain indemnification expenses.
     Section 5. Nonexclusivity of Indemnification and Advancement of Expenses. This section is added to set forth conditions for the availability of additional indemnification or advancement of expenses to directors, officers or key employees.
     Section 6. Survival of Indemnification and Advancement of Expenses. This section is added to provide for the survival of indemnification and right to advancement of expenses to heirs, executors and administrators of directors, officers or key employees.

     Section 7. Certain Definitions. This section is added to define key terms under Article VI.
     Section 8. Insurance. This section is added to expressly authorize the Company to purchase insurance on behalf of any of its directors, officers, employees or agents regardless of whether any of such persons would be entitled to indemnification under Article VI.
Article VII. Books and Records
     Section 1. Books and Records. This section is added to set forth requirements of the Company with respect to the maintenance of books and records under the Florida Act.
     Section 2. Inspection Rights. This section is added to set forth requirements of the Company with respect to shareholder inspection rights under the Florida Act.
Article VIII. Dividends
      This article replaces Article V, Section 1 of the Former Bylaws and describes the authority, and limitations of authority, of the Board to declare and pay dividends to shareholders.
Article IX. Corporate Seal
     This article replaces Article V, Section 2 of the Former Bylaws and provides flexibility concerning a corporate seal.
Article X. Amendment
     This article replaces Article VI, Section 1 of the Former Bylaws and sets forth the procedures for amending the Amended and Restated Bylaws and is more closely tailored to the Florida Act.
Item 8.01. Other Events.
On February 8, 2011, St. Joe issued a press release announcing that the Board has unanimously decided to explore financial and strategic alternatives to enhance shareholder value. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
3.1	Amended and Restated Bylaws of The St. Joe Company, effective as of February 8, 2011.

10.1	The St. Joe Company 2011 Short-Term Incentive Plan.

99.1	Press Release dated February 8, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 9, 2011

THE ST. JOE COMPANY

By:	/s/ Reece B. Alford

Name:	Reece B. Alford
Title:	Senior Vice President Corporate Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amended and Restated Bylaws of The St. Joe Company, effective as of February 8, 2011.

10.1	The St. Joe Company 2011 Short-Term Incentive Plan.

99.1	Press Release dated February 8, 2011.